SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 15, 2002
--------------------------------------------------------------------------------
                                 Date of Report

                            NORTHWESTERN CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
--------------------------------------------------------------------------------
     (Commission File No.)                (IRS Employer Identification Number)

                      125 South Dakota Avenue, Suite 1100
                        Sioux Falls, South Dakota  57104
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  (605) 978-2908
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   OTHER EVENTS
-------

     On April 15, 2002, NorthWestern Corporation (the "Company") issued a press release announcing that the Company expected its diluted earnings per share from continuing operations to be between 60 to 65 cents per share for the first quarter of 2002, including the results from the recently acquired Montana Power energy operations, effective February 1, 2002, and reaffirmed its full year earnings estimates.


     The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release, dated April 15, 2002, announcing these events. The description herein of the press release is qualified in its entirety by reference to the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS ---

(c)  Exhibits
     --------

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated
           April 15, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April ___, 2002

                                       NORTHWESTERN CORPORATION


                                       By:/s/ Kipp D. Orme
                                          ------------------------------------
                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated
           April 15, 2002